                                                                EXHIBIT 10.12

                               OPTION AGREEMENT
                               ----------------

                         AND JOINT ESCROW INSTRUCTIONS
                         -----------------------------





               SELLER:  DIVERSIFIED EASTGATE VENTURE,
                        an Illinois general partnership


               BUYER:   ILLUMINA, INC.,
                        a Delaware corporation

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE 1  OPTION AGREEMENT.................................................  1

   1.1     Description of Property..........................................  1
   1.2     Grant of Option..................................................  1
   1.3     Option Consideration.............................................  1
   1.4     Term of Option...................................................  2
   1.5     Exercise of Option...............................................  2
   1.6     Expiration of Option.............................................  2
   1.7     Memorandum of Option.............................................  2
   1.8     Termination of Option............................................  2
   1.9     Repayment of Option Deposit......................................  2
   1.10    No Exercise of Option............................................  3

ARTICLE 2  PURCHASE PRICE...................................................  3

   2.1     Purchase Price...................................................  3

ARTICLE 3  ESCROW...........................................................  4

   3.1     Escrow Agent.....................................................  4
   3.2     Opening of Escrow................................................  4
   3.3     Escrow Instructions..............................................  4
   3.4     Close of Escrow..................................................  4
   3.5     Deliveries to Escrow.............................................  5
   3.6     Completion of Documents..........................................  5
   3.7     Prorations, Escrow Fees and Costs................................  5
   3.8     Existing Encumbrances............................................  5
   3.9     Distribution of Funds and Documents..............................  5

ARTICLE 4  TITLE MATTERS....................................................  6

   4.1     Preliminary Title Report.........................................  6
   4.2     Title Insurance..................................................  7
   4.3     Seller's Lease of Building "D" from Buyer........................  7

ARTICLE 5  CONDITIONS TO CLOSE OF ESCROW....................................  7

   5.1     Buyer's Conditions to Close of Escrow............................  7
   5.2     Seller's Conditions to Close of Escrow...........................  8

ARTICLE 6  REPRESENTATIONS AND WARRANTIES...................................  8

   6.1     Buyer's Representations and Warranties...........................  8
   6.2     Seller's Representations and Warranties..........................  8
   6.3     Real Estate Commissions..........................................  8
   6.4     Survival of Warranties...........................................  9

ARTICLE 7  ADDITIONAL OBLIGATIONS...........................................  9

   7.1     Condemnation.....................................................  9

   7.2     Possession.......................................................  9

ARTICLE 8  GENERAL PROVISIONS...............................................  9

   8.1     Assignment.......................................................  9
   8.2     Attorneys' Fees..................................................  9
   8.3     Counterparts.....................................................  9
   8.4     Entire Agreement.................................................  9
   8.5     Exhibits......................................................... 10
   8.6     Further Assurances............................................... 10
   8.7     Governing Law.................................................... 10
   8.8     Headings......................................................... 10
   8.9     Interpretation................................................... 10
   8.10    Modification, Waiver............................................. 10
   8.11    No Other Inducement.............................................. 10
   8.12    Notices.......................................................... 10
   8.13    Severability..................................................... 11
   8.14    LIQUIDATED DAMAGES............................................... 11
   8.15    WAIVER OF RIGHT TO RECORD LIS PENDENS............................ 12
   8.16    Successors....................................................... 12
   8.17    Time............................................................. 12
   8.18    Time Period Computation.......................................... 12
   8.19    Waiver........................................................... 12
   8.20    Building "D" Lease............................................... 12
   8.21    Mutual Cooperation............................................... 13


EXHIBIT LIST
------------

"A"   LEGAL DESCRIPTION OF PROPERTY
"A-1" THE SITE PLAN
"B"   INTENTIONALLY OMITTED
"C"   MEMORANDUM OF OPTION
"D"   CONSENT OF ESCROW AGENT
"E"   LIST OF DEVELOPMENT COSTS
"F"   EXISTING PERMITTED EXCEPTIONS
"G"   BUILDING "D" LEASE
"H"   MEMORANDUM OF BUILDING "D" LEASE
"I"   OPTION DEPOSIT DEED OF TRUST
"J"   FORM OF REPAYMENT PROMISSORY NOTE

                               OPTION AGREEMENT
                               ----------------

                         AND JOINT ESCROW INSTRUCTIONS
                         -----------------------------

     This OPTION AGREEMENT AND JOINT ESCROW INSTRUCTIONS ("Agreement"), effective as of July 6th, 2000 (the "Effective Date"), by and between DIVERSIFIED EASTGATE VENTURE, an Illinois general partnership ("Seller"), on the one hand, and ILLUMINA, INC., a Delaware corporation ("Buyer"), on the other hand, constitutes (1) an option agreement, and, if the option is exercised, (2) a purchase and sale agreement, and (3) joint escrow instructions to the Escrow Agent identified herein.

                                   ARTICLE 1
                               OPTION AGREEMENT
                               ----------------

     1.1  Description of Property. Seller owns certain real property
          -----------------------
("Property") located in the County of San Diego, State of California, and more particularly described on Exhibit "A" attached hereto.
                          -----------

     1.2  Grant of Option. Execution of this Agreement by both parties creates a
          ---------------
binding agreement whereby Seller grants Buyer an option ("Option") to purchase the Property from Seller on the terms and conditions stated herein.

     1.3  Option Consideration. As partial consideration for the granting of the
          --------------------
Option described herein, Buyer has concurrently entered into that certain lease by and between Seller, as Landlord, and Buyer, as Tenant for two buildings, Building "A" and Building "B", which are to be constructed on the Property, all as provided in the lease (the "Building "A" and "B" Lease" or the "Lease"). As additional consideration for the granting of the Option described herein, and upon the satisfaction of the Loan Commitment Condition described in Section 2(e) of the Building "A" and "B" Lease, Buyer shall deposit the sum of Six Million Two Hundred Thousand Dollars ($6,200,000) (the "Option Deposit") with Escrow Agent, within three (3) business days of written notice from Seller that the loan contemplated by the Loan Commitment is to fund. The Option Deposit, together with interest calculated thereon at the rate of nine percent (9%) per annum (calculated from the date of such deposit until either (a) the Closing Date, or (b) the Repayment Date, as such terms are defined herein), shall be applied to the Purchase Price in the event Buyer exercises the Option pursuant to Section 1.5 herein. In the event Buyer does not exercise the Option as provided herein, then and in such event, the amount of the Option Deposit plus interest thereon shall be repaid to Buyer on the later to occur of (i) three hundred sixty-four (364) days from the date the Option Deposit is provided to Seller, or (ii) one hundred five (105) days after the occurrence of both lease commencement and occupancy of the Premises under the Building "A" and "B" Lease (the later of (i) and (ii) to be the "Repayment Date"). In the event Buyer does exercise the Option as provided herein, but thereafter defaults in its obligations to acquire the subject Property, then the amount of the Option Deposit plus interest thereon shall be repaid to Buyer upon the later to occur of (A) nine (9) months after the date of such default or (B) one hundred five
(105) days after the occurrence of both Lease commencement and the occupancy of the Premises under the Building "A" and "B" Lease. The obligation of Seller to repay to Buyer the amount of the Option Deposit, together with interest thereon, shall be manifested by a promissory note, a form of which shall be agreed upon by Buyer and Seller and attached hereto as Exhibit "J" (the "Repayment Promissory Note")
                                  -----------
no later than the date of the satisfaction of Loan Commitment Condition, which Repayment Promissory Note shall be executed by Seller concurrent with the delivery of the Option Deposit by Buyer. The Repayment Promissory Note shall be secured by that certain Option Deposit Deed of Trust, defined and described in
Section 1.9 hereof.

     1.4  Term of Option. The term of the Option ("Option Term") shall commence
          --------------
on the date of this Agreement and shall expire at 5:00 p.m. on December 1, 2000.

     1.5  Exercise of Option. Buyer may exercise the Option, at any time during
          ------------------
the Option Term, by delivering directly to Seller (with a copy to Escrow Agent) written notice of exercise of the Option together with a cashier's check, or other good funds, payable to Seller in the amount of Two Million Three Hundred Thousand Dollars ($2,300,000) (the "Exercise Deposit"). Exercise of the Option shall create a binding purchase and sale agreement whereby Seller agrees to sell and Buyer agrees to buy the Property, on the terms and conditions stated in this Agreement.

     1.6  Expiration of Option. If Buyer fails to timely exercise the Option as
          --------------------
provided hereunder, the option granted hereunder shall automatically, without any further action of Buyer or Seller hereunder, expire and be of no further force and effect.

     1.7  Memorandum of Option. Concurrently with execution of this Agreement,
          --------------------
the parties shall execute and acknowledge, in recordable form, a Memorandum of Option in the form attached hereto as Exhibit "C". Buyer shall cause the
                                      -----------
Memorandum to be recorded promptly thereafter, at Buyer's expense.

     1.8  Termination of Option.
          ---------------------

          (a)  By Buyer. Buyer may terminate this Agreement and the Option at
               --------
any time by delivering written notice thereof to Seller.

          (b)  By Seller. Seller may terminate this Agreement and the Option if
               ---------
Buyer is in default in its obligations to post the Security Deposit under the Lease, or, once Buyer exercises the option as provided herein, if Buyer is in default hereunder, provided that Seller has first delivered written notice of default to Buyer and has provided Buyer with an opportunity to cure such default for a period of three (3) business days, in the case of any monetary default, and five (5) business days, in the case of any non-monetary default.

          (c)  Effect of Termination. If this Agreement is terminated as
               ---------------------
permitted herein, or if Buyer fails to exercise the Option prior to expiration of the Option Term, neither party shall have any further rights or obligations hereunder, except as specifically set forth herein.

     1.9  Repayment of Option Deposit. In the event this Agreement is terminated
          ---------------------------
as provided in Section 1.8(c), then and in such event Seller's obligations to repay to Buyer the amount of the Option Deposit on or before the Repayment Date as provided in Section 1.3 above, is secured by that certain Deed of Trust, a copy of which shall be agreed upon by Buyer and Seller and attached hereto as Exhibit "I" no later than the date of the
                                  -----------
satisfaction of the Loan Commitment Condition (the "Option Deposit Deed of Trust"). The Option Deposit Deed of Trust shall be executed by Buyer and Seller concurrent with the delivery of the Option Deposit by Buyer and deposited with Escrow Agent, together with instructions which authorize Escrow Agent to record the Option Deposit Deed of Trust against the subject Property upon the funding of the construction loan that is the subject of the Loan Commitment, which recordation shall occur immediately after and be subordinate to the recordation of such construction lender's first deed of trust. Buyer shall execute such commercially reasonable subordination agreement as may be required by the construction lender with regard to the subordination of the Option Deposit Deed of Trust and any reasonable required changes to the Option Deposit Deed of Trust that are required by the construction lender.

     1.10 No Exercise of Option. In the event Buyer elects not to exercise the
          ---------------------
option hereunder and, by written notice to Seller tendered to Seller within five
(5) days of the expiration or termination of such option, notifies Seller of its desire to negotiate with Seller with regard to an equity interest in Seller, Buyer shall have the first right to negotiate an equity relationship with Seller with regard to the ongoing ownership of the Project, which equity relationship would include (i) a fifty percent (50%) membership interest in Seller, (ii) a nine percent (9%) preferred return on Buyer's capital investment, (iii) that Buyer would be a nonmanaging member of Seller, and (iv) that Buyer would be required to contribute some additional capital with regard to the construction of the remainder of the Project. Notwithstanding the terms and provisions of the foregoing sentence, in no event shall Seller be obligated to agree with Buyer as to any such equity interest in Seller.

                                   ARTICLE 2
                                PURCHASE PRICE
                                --------------

     2.1  Purchase Price. The total Purchase Price which Buyer agrees to pay and
          --------------
Seller agrees to accept for the Property is the sum of (a) Five Million Seven Hundred Fifty Thousand Dollars ($5,750,000) the ("Principle Cash Consideration"), plus (b) in the event Building "D" is not constructed by Seller, Eight Hundred Twenty-Five Thousand Dollars ($825,000), (which sum is equal to sixty percent (60%) of the Building "D" Allowance Amount on Exhibit "E"
                                                                     -----------
(the "Building "D" Cash Consideration"), plus (c) the product of nine percent (9%) per annum multiplied by the amount of Three Million Four Hundred Fifty Thousand Dollars ($3,450,000) (the "Interest Cash Consideration") which Interest Cash Consideration shall be calculated for the period of time between December 1, 2000 and the actual Closing Date, plus (d) the amount of all of the costs incurred by Seller with regard to the Property, including, but not limited to those associated with the acquisition and entitlement of the Property and the construction of the improvements thereon, as the same are outlined on Exhibit
                                                                      -------
"E", the aggregate amount of which have been approved by Buyer, which Exhibit
---                                                                   -------
"E" is attached hereto and is incorporated herein by this reference (the
---
"Development Costs"). In the event Building "D" is not constructed by Seller and the Building "D" Cash Consideration is paid to Seller as a portion of the Purchase Price, then and in such event the parties acknowledge that the amount of the Development Costs shall be reduced by the sum of One Million Three Hundred Seventy-Five Thousand Dollars ($1,375,000). Buyer and Seller acknowledge that the specific components of Exhibit "E" may change during the course of
                                -----------
construction of the improvements to the subject Property and, while the aggregate amount of the Development Costs may not change without Buyer's approval, the line items of the proposed budget which comprise the aggregate amount of the Development Costs depicted on Exhibit "E" may be modified by Seller without
                              -----------
Buyer's approval. Seller may, at its election, periodically provide updates of Exhibit "E" to Buyer reflecting any such modifications to the line items of the
-----------
Development Costs components.

     The Principle Cash Consideration, the Interest Cash Consideration, the Building "D" Cash Consideration, if any, and the Development Costs are collectively referred to herein as the "Purchase Price". The Purchase Price shall be payable through Escrow as follows:

          (a) Subject to the terms and provisions of this Agreement, provided Buyer does not default hereunder and the Closing occurs as contemplated hereby, the Option Deposit and the Exercise Deposit shall be credited against the Purchase Price.

          (b) The Cash Consideration and the Development Costs shall be delivered by Buyer to Escrow Agent in cash, prior to the date scheduled for Close of Escrow.

          (c) Any portion of the Building "D" Cash Consideration that has not been incurred as of the Closing Date shall be disbursed as provided in Paragraph 33 of the Building "D" Lease, as such term is defined below.

                                   ARTICLE 3
                                    ESCROW
                                    ------

     3.1  Escrow Agent. Chicago Title Insurance Company, ATTN: Shelva Molm, 925
          ------------
B Street, San Diego, California 92101 ("Escrow Agent") is designated, authorized and instructed to act as Escrow Agent pursuant to the terms of this Agreement.

     3.2  Opening of Escrow. The "Opening of Escrow" shall be deemed to have
          -----------------
occurred the date Buyer delivers a fully executed copy of this Agreement to Escrow Agent together with the Deposit and Escrow Agent acknowledges the same. Escrow Agent shall acknowledge the date of Opening of Escrow and its agreement to act as the Escrow Agent hereunder by: (a) executing the Consent of Escrow Agent attached hereto as Exhibit "D"; and (b) promptly delivering a copy of the
                         -----------
executed Consent to Seller and Buyer.

     3.3  Escrow Instructions. This Agreement shall constitute initial escrow
          -------------------
instructions to Escrow Agent. The parties shall execute a copy of Escrow Agent's general conditions after Opening of Escrow and any additional escrow instructions reasonably required by Escrow Agent or either party to consummate the transaction provided for herein; provided, however, such additional escrow instructions shall not modify or otherwise be inconsistent with the provisions of this Agreement.

     3.4  Close of Escrow. "Close of Escrow" or "Closing" means the date Escrow
          ---------------
Agent records the Grant Deed to the Property in favor of Buyer and delivers the Purchase Price (less applicable charges and adjustments) to Seller. Escrow shall close on the date that is the earlier to occur of (i) thirty (30) days after the Commencement Date and occupancy of the Premises under the Lease by Buyer as Tenant thereunder, or (ii) August 1, 2001 ("Closing Date").

     3.5  Deliveries to Escrow. Each party shall timely deliver to Escrow, no
          --------------------
later than one (1) business day prior to Closing the funds and documents required to complete the Closing (including without limitation the Grant Deed and the Purchase Price).

     3.6  Completion of Documents. Escrow Agent is authorized to complete the
          -----------------------
documents deposited into Escrow, when appropriate and consistent with this Agreement.

     3.7  Prorations, Escrow Fees and Costs.
          ---------------------------------

          (a)  Prorations. The following items shall be prorated in Escrow, as
               ----------
of the date of Close of Escrow, based on the latest information available to Escrow Agent: real property taxes and any bonds and assessments which are Permitted Exceptions as described in Section 4.2. All prorations shall be made on the basis of a 30-day month and a 365-day year, unless the parties otherwise agree in writing.

          (b)  Seller's Payments. Seller will pay: (1) the County Documentary
               -----------------
Transfer Tax, in the amount Escrow Agent determines to be required by law; (2) the cost of the Title Policy described in Section 4.2 equal to the cost of a standard C.L.T.A. Owner's Policy; (3) one-half (1/2) of Escrow Agent's escrow fee or escrow termination charge; and (4) one-half (1/2) of all recording fees and charges and other charges and expenses, in accordance with the customary practices of Escrow Agent.

          (c)  Buyer's Payment. Buyer shall pay the cost of the Title Policy
               ---------------
described in Section 4.2 equal to the cost of any endorsements or extensions in coverage to the C.L.T.A. Title Policy and one-half (1/2) of all escrow and recording fees and charges.

     3.8  Existing Encumbrances. Escrow Agent is authorized to secure
          ---------------------
beneficiary demands and requests for reconveyance for those monetary liens which are not Permitted Exceptions pursuant to Section 4.2. Buyer has the right to approve all demands and statements described in this Section, and which are Permitted Exemptions.

     3.9  Distribution of Funds and Documents. At the Close of Escrow, Escrow
          -----------------------------------
Agent shall do each of the following:

          (a)  Payment of Encumbrances. Pay the amount of those monetary liens
               -----------------------
which are not Permitted Exceptions to the obligees thereof, in accordance with the demands approved by Buyer, utilizing funds deposited in Escrow by Buyer.

          (b)  Recordation of Documents. Submit to the County Recorder of San
               ------------------------
Diego County the Grant Deed for the Property, and each other document to be recorded under the terms of this Agreement or by general usage, and, after recordation, cause the County Recorder to mail the Grant Deed to Buyer, and each other such document to the grantee, beneficiary or person acquiring rights thereunder or for whose benefit said document was recorded.

          (c)  Non-Recorded Documents. Deliver by United States mail (or hold
               ----------------------
for personal pickup, if requested): (1) the Title Policy to Buyer; and (2) each other non-recorded document received hereunder to the payee or person acquiring rights thereunder or for whose benefit said document was acquired.

          (d)  Distribution of Funds. Deliver by United States mail (or as
               ---------------------
otherwise instructed by the receiving party): (1) to Seller, or order, the cash portion of the Purchase Price, adjusted for other credits and debits provided for herein; and (2) to Buyer, or order, any excess funds delivered to Escrow Agent by Buyer.

                                   ARTICLE 4
                                 TITLE MATTERS
                                 -------------

     4.1  Preliminary Title Report.
          ------------------------

          (a)  Delivery to Buyer. As soon as possible after the Opening of
               -----------------
Escrow, Escrow Agent shall provide to Buyer, at Buyer's expense, a preliminary title report ("PR") issued by Chicago Title Insurance Company ("Title Insurer") reflecting the status of title to the Property, and legible copies of all recorded documents referred to as exceptions therein. The PR will be deemed received by Buyer on the date of personal delivery or three (3) days after mailing by Escrow Agent.

          (b)  Time to Object. Buyer shall have until five (5) business days
               --------------
after receipt of the matters set forth in Section 4.1(a), and until three (3) business days after receipt of such matters with respect to any supplement to the PR containing exceptions not set forth in the original PR, to notify Seller and Escrow Agent, in writing, of its objection to any such matters.

          (c)  Time to Eliminate Exceptions. If Buyer objects in writing to one
               ----------------------------
or more exceptions indicated in the PR, Buyer may negotiate with the Title Company to eliminate by enforcement, bond or other matter such exception(s) in a manner reasonably satisfactory to Buyer by the Closing Date. If Buyer cannot cure any such exception on or before the date that is the later to occur of (i) twelve (12) business days after the receipt of the PR referenced in Section 4.1(a) above, or (ii) three (3) business days after the receipt of a supplement to the PR containing exceptions not set forth in the original PR, but in no event later than September 25, 2000, Buyer shall have the right to terminate this Agreement. Seller shall reasonably cooperate with Buyer regarding the elimination of such exceptions, so long as Seller does not incur any additional expense or liability on account thereof.

          (d)  Existing Permitted Exceptions. Notwithstanding anything in this
               -----------------------------
Agreement to the contrary, the exceptions listed on the attached Exhibit "F"
                                                                 -----------
constitute existing permitted exceptions ("Existing Permitted Exceptions") which, by execution of this Agreement, Buyer acknowledges and agrees encumber the Property as of the Closing Date and, to the extent the Title Policy lists the Existing Permitted Exceptions as exceptions to the policy of title insurance to be issued to Buyer in conjunction with the consummation of the transaction that is contemplated hereby, Buyer shall have no right to object to such exceptions nor shall Buyer have a right to otherwise delay the Closing regarding such Existing Permitted Exceptions. It is the intent of the parties that, as of the execution of this Agreement, Buyer is aware of the presence of the Existing Permitted Exceptions and has entered into this Agreement understanding and agreeing that it shall take title subject to such Existing Permitted Exceptions.

          (e)  Right to Cancel or Perform. If Buyer cannot or elects not to cure
               --------------------------
each exception to which Buyer has objected, Buyer may elect, at any time during the Option Term:

(1) to waive its objections, exercise the Option, and accept title subject to such exceptions or (2) terminate this Agreement.

     4.2  Title Insurance. The Title Insurer shall issue, or be committed to
          ---------------
issue, as of the Closing Date, a standard form C.L.T.A. Title Insurance Policy ("Title Policy") insuring Buyer's title to the Property in the amount of the Purchase Price, subject only to the following permitted exceptions ("Permitted Exceptions"): (a) current, non-delinquent real estate taxes; (b) the lien of supplemental taxes, if any, assessed pursuant to Chapter 3.5 of the California Revenue and Taxation Code; (c) the Existing Permitted Exceptions attached hereto as Exhibit "F"; (d) the matters set forth in the PR and approved by Buyer
   -----------
pursuant to Section 4.1; (e) any other matters approved in writing by Buyer; and
(f) matters excepted or excluded from coverage by the printed terms of the Title Policy's standard form. The cost of the premium for such Title Policy shall be paid as described in Section 3.7. Buyer may require the Title Insurer to issue an A.L.T.A. policy, so long as Buyer bears the expense of any required survey and any other expense associated therewith.

     4.3  Seller's Lease of Building "D" from Buyer. Seller hereby reserves from
          -----------------------------------------
the grant to Buyer of the Option, the right to lease all of the rentable square feet of the Building which is to be constructed on the Property and is depicted as Building "D" on the Site Plan attached hereto as Exhibit "A-1" (the "Site
                                                    -------------
Plan"). Buyer and Seller have agreed that Seller may lease that portion of Building "D" which is not designated as common area or recreational facilities and may do so pursuant to the terms and provisions of the Lease attached hereto Exhibit "G" (the "Building "D" Lease") which has been executed by Buyer, as
-----------
Landlord, and Seller, as Tenant. The Building "D" Lease provides for a fifty
(50) year Lease Term at One Dollar ($1.00) per year plus utilities. The Building "D" Lease has been executed concurrent herewith and has, as a condition precedent, the closing of the acquisition of the Property by Buyer as provided herein. A memorandum of the Building "D" Lease ("Memorandum of Lease") has been attached hereto as Exhibit "H", has been approved by Buyer and Seller, and shall
                   -----------
be recorded against the Property concurrently with the recordation of the Memorandum of Option.

                                   ARTICLE 5
                         CONDITIONS TO CLOSE OF ESCROW
                         -----------------------------

     5.1  Buyer's Conditions to Close of Escrow.
          -------------------------------------

          (a) Close of Escrow shall be subject to satisfaction or waiver of each of the following conditions precedent for the benefit of Buyer:

               (1)  The Title Insurer shall issue the Title Policy described in
Section 4.2, subject to only the Permitted Exceptions;

               (2) The representations and warranties of Seller set forth in this Agreement shall be true and correct as of the Close of Escrow; and

               (3)  Seller shall not be in material default hereunder.

          (b)  Waiver of Conditions. Buyer may unilaterally waive, in writing,
               --------------------
any of the conditions described in Section 5.1(a)(1), (2) and (3).

          (c)  Termination of Escrow By Buyer. If any of the foregoing
               ------------------------------
conditions is neither satisfied nor waived, Buyer may terminate this Agreement and the Escrow by giving written notice of termination to Seller and Escrow Agent. In the event of a proper termination by Buyer, Buyer shall be relieved of any obligation to purchase the Property and the Deposit shall be returned to Buyer.

     5.2  Seller's Conditions to Close of Escrow.
          --------------------------------------

          (a)  Conditions. Seller's obligation to sell the Property to Buyer
               ----------
under the terms of this Agreement is subject to satisfaction or waiver of the following condition precedent for the benefit of Seller:

               (1)  Buyer shall not be in material default under this Agreement;

               (2) The Building "D" Lease has been executed and delivered by both of the parties thereto, and Buyer as Landlord is not in default thereunder.

          (b) Termination of Escrow by Seller. If the foregoing conditions are neither satisfied nor waived by Seller on or before the scheduled Closing Date, as the same may be extended, Seller may terminate this Agreement and the Escrow by giving written notice to Buyer and Escrow Agent. In the event of the foregoing, Seller shall be entitled to retain the Deposit.

                                   ARTICLE 6
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     6.1  Buyer's Representations and Warranties. Buyer agrees, represents and
          --------------------------------------
warrants, as of the date of execution of this Agreement and as of Close of Escrow, as follows:

          (a) Authority. Buyer has full legal right, power and authority to execute and fully perform its obligations under this Agreement and the other documents required hereunder, without the need for any further action; and the persons executing this Agreement and other documents required hereunder on behalf of Buyer are the only persons required to execute such documents to legally effect the transactions contemplated hereby and are fully authorized to do so.

     6.2  Seller's Representations and Warranties.  Seller agrees, represents
          ---------------------------------------
and warrants as follows:

          (a) Authority. Seller has full legal right, power and authority to execute and fully perform its obligations under this Agreement, without the need for any further action; and the person executing this Agreement and other documents required hereunder on behalf of Seller are the only persons required to execute such documents to legally effect the transactions contemplated hereby and is fully authorized to do so.

     6.3  Real Estate Commissions. Each party hereby represents that, except as
          -----------------------
may be the subject of a separate agreement between Landlord and CB Richard Ellis, Landlord's broker, it is unaware of any real estate commissions which are or might become due in connection with the sale of the Property pursuant to this Agreement. Each party agrees to indemnify, hold harmless and defend the other party from and against any obligation or liability to pay any such commission or compensation arising from the act or agreement of the indemnifying party.

     6.4  Survival of Warranties. The representations and warranties given by
          ----------------------
Buyer and Seller in this Article 6, and any and all obligations under this Agreement to be performed after Close of Escrow, shall survive the Close of Escrow and delivery of the Grant Deed to Buyer.

                                   ARTICLE 7
                            ADDITIONAL OBLIGATIONS
                            ----------------------

     7.1  Condemnation. If, prior to the Closing Date, Seller receives actual
          ------------
notice that a condemnation or eminent domain action is filed against the Property or any part thereof (or that a taking is pending or contemplated), Seller shall promptly give notice thereof to Buyer. If such taking is of all or greater than twenty-five percent (25%) of the Property, Buyer may elect, by written notice delivered to Seller, within five (5) days after receipt of Seller's notice, to terminate this Agreement and the Escrow. If Buyer does not deliver written notice of termination within said 15-day period, or if a portion of the Property is taken which is not greater than twenty-five percent (25%) of the Property, then Buyer shall be deemed to have approved the condemnation. If the property is taken by the condemning authority prior to the Closing Date, such property shall be excluded from the Property conveyed and no portion of the Purchase Price shall be computed with respect thereto. If the property is not taken by the condemning authority prior to the Closing Date, then: (a) the property to be condemned shall be conveyed with the Property; (b) no portion of the Purchase Price shall be computed with respect thereto; and (c) Buyer shall assign and deliver to Seller all Buyer's interest in the award for such taking.

     7.2  Possession. Possession of the Property shall be delivered by Seller to
          ----------
Buyer on the Closing Date upon recordation of the Grant Deed.

                                   ARTICLE 8
                              GENERAL PROVISIONS
                              ------------------

     8.1  Assignment. Buyer shall not have the right to assign any of its rights
          ----------
under this Agreement except to a Tenant Affiliate, as such term is defined in
Section 24(c) of the Lease, but only in the event the Lease is assigned to a Tenant Affiliate pursuant to Section 24(c) of the Lease. Buyer's rights under this Agreement may not be assigned separate and apart from the Lease.

     8.2  Attorneys' Fees. If either party commences legal proceedings for any
          ---------------
relief against the other party arising out of this Agreement, the losing party shall pay the prevailing party's legal costs and expenses, including, but not limited to, reasonable attorneys' fees as determined by the court.

     8.3  Counterparts. This Agreement may be executed in multiple copies, each
          ------------
of which shall be deemed an original, but all of which shall constitute one Agreement after each party has signed such a counterpart.

     8.4  Entire Agreement. This Agreement together with all exhibits attached
          ----------------
hereto and other agreements expressly referred to herein, constitutes the entire agreement between the parties with respect to the subject matter contained herein. All prior or contemporaneous agreements, understandings, representations, warranties and statements, oral or written, are superseded.

     8.5  Exhibits.  All exhibits referred to herein are attached hereto and
          --------
incorporated herein by reference.

     8.6  Further Assurances. The parties agree to perform such further acts and
          ------------------
to execute and deliver such additional documents and instruments as may be reasonably required in order to carry out the provisions of this Agreement and the intentions of the parties.

     8.7  Governing Law. This Agreement shall be governed, interpreted,
          -------------
construed and enforced in accordance with the laws of the State of California.

     8.8  Headings. The captions and section headings used in this Agreement are
          --------
inserted for convenience of reference only and are not intended to define, limit or affect the construction or interpretation of any term or provision hereof.

     8.9  Interpretation. The provisions of this document shall be interpreted
          --------------
in a reasonable manner to effect the purpose of the parties and this document. This document has been negotiated at arm's length and between persons (or their representatives) knowledgeable in the matters dealt with herein. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities contained herein against the party that has drafted it is not applicable and is waived.

     8.10 Modification, Waiver. No modification, waiver, amendment or discharge
          --------------------
of this Agreement shall be valid unless the same is in writing and signed by both parties.

     8.11 No Other Inducement. The making, execution and delivery of this
          -------------------
Agreement by the parties hereto has been induced by no representations, statements warranties or agreements other than those expressed herein.

     8.12 Notices. Notice to either party shall be in writing and either
          -------
personally delivered or sent by certified mail, postage prepaid, return receipt requested, addressed to the party to be notified at the address specified herein. Any such notice shall be deemed received on the date of personal delivery to the party (or such party's authorized representative) or three (3) business days after deposit in the U.S. Mail, as the case may be.

Buyer's Address for Notice:             Seller's Address for Notice:
--------------------------              ---------------------------

Illumina, Inc.                          Mr. William P. Tschantz
9390 Towne Center Drive, Suite 200      Diversified Properties
San Diego, California  92121            1770 Gillespie Way, Suite 101
Attention: Chief Financial Officer      El Cajon, California  92020
Fax:                                    Fax:  (619) 449-7886
    --------------------------------
                                        and

                                        Dean E. Roeper, Esq.
                                        Teel, Palmer & Roeper, LLP
                                        8910 University Center Lane, Suite 630
                                        San Diego, California  92122
                                        Fax:  (858) 875-3909

Either party may change its address for notice by delivering written notice to the other party as provided herein.

     8.13 Severability. If any term, provision, covenant or condition of this
          ------------
Agreement is held to be invalid, void or otherwise unenforceable, to any extent, by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby, and each term, provision, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     8.14 LIQUIDATED DAMAGES. IF BUYER DEFAULTS HEREUNDER, THEN SELLER
          ------------------
UNILATERALLY AND AT ITS OPTION MAY TERMINATE THIS AGREEMENT AND ESCROW BY GIVING WRITTEN DEMAND TO BUYER AND ESCROW AGENT. THEREUPON, SELLER SHALL BE RELIEVED OF ANY OBLIGATION TO SELL THE PROPERTY TO BUYER, SELLER SHALL BE ENTITLED TO $2,300,000, THE AMOUNT OF THE EXERCISE DEPOSIT, TOGETHER WITH ANY INTEREST PROVIDED FOR HEREIN, AS LIQUIDATED DAMAGES, ESCROW AGENT SHALL RETURN ALL DOCUMENTS AND INSTRUMENTS TO THE PARTIES WHO DEPOSITED SAME, AND ALL TITLE AND ESCROW CANCELLATION CHARGES SHALL BE CHARGED TO BUYER. IN ADDITION, IF ALL OR ANY PORTION OF THE EXERCISE DEPOSIT REMAINS IN ESCROW AT THE TIME OF SUCH DEFAULT BY BUYER, ESCROW AGENT IS IRREVOCABLY INSTRUCTED BY BUYER AND SELLER TO DISBURSE TO SELLER THE DEPOSIT AND ALL INTEREST EARNED THEREON UPON DEMAND OF SELLER ALONE AS LIQUIDATED DAMAGES FOR BUYER'S DEFAULT HEREUNDER, PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671 AND 1677. IN THE EVENT OF A DEFAULT BY BUYER AS AFORESAID, SELLER SHALL HAVE NO RIGHT TO SEEK OR OBTAIN SPECIFIC ENFORCEMENT OF THIS AGREEMENT.

     BUYER AND SELLER AGREE THAT IT WOULD BE EXTREMELY IMPRACTICAL AND DIFFICULT TO ESTIMATE THE AMOUNT OF DAMAGES SELLER MIGHT SUFFER IN THE EVENT OF BUYER'S DEFAULT HEREUNDER. THE PARTIES HEREBY AGREE THAT THE DELIVERY OF THE DEPOSIT AND ACCRUED INTEREST

TO SELLER IN THE EVENT OF BUYER'S DEFAULT REPRESENTS A FAIR AND REASONABLE ESTIMATE OF SAID DAMAGES.

        ____________________                          _____________________
          Buyer's Initials                              Seller's Initials


     8.15 WAIVER OF RIGHT TO RECORD LIS PENDENS. AS PARTIAL CONSIDERATION FOR SELLER ENTERING INTO THIS AGREEMENT, BUYER EXPRESSLY WAIVES ANY RIGHT UNDER CALIFORNIA CODE OF CIVIL PROCEDURE, PART II, TITLE 4.5 (SECTIONS 409 - 409.9) OR AT COMMON LAW OR OTHERWISE TO RECORD OR FILE A LIS PENDENS OR A NOTICE OF PENDENCY OF ACTION OR SIMILAR NOTICE AGAINST ALL OR ANY PORTION OF THE PROPERTY IN CONNECTION WITH ANY ALLEGED DEFAULT BY SELLER HEREUNDER. BUYER AND SELLER HEREBY EVIDENCE THEIR SPECIFIC AGREEMENT TO THE TERMS OF THIS WAIVER BY PLACING THEIR INITIALS IN THE PLACE PROVIDED HEREINAFTER.


        ____________________                          _____________________
          Buyer's Initials                              Seller's Initials


     8.16 Successors. Subject to the limitations on assignment set forth in
          ----------
Section 8.1, all terms of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, legal representatives, successors, and assigns.

     8.17 Time.  Time is of the essence of each provision of this Agreement.
          ----

     8.18 Time Period Computation. All periods of time referred to in this
          -----------------------
Agreement shall include all Saturdays, Sundays and state or national holidays, unless the period of time specifies business days, provided that if the date or last date to perform any act or give any notice or approval shall fall on a Saturday, Sunday or state or national holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or state or national holiday.

     8.19 Waiver. The waiver by one party of the performance of any term,
          ------
provision, covenant or condition shall not invalidate this Agreement, nor shall it be considered as a waiver by such party of any other term, provision, covenant or condition. Delay by any party in pursuing any remedy or in insisting upon full performance for any breach or failure of any term, provision, covenant or condition shall not prevent such party from later pursuing remedies or insisting upon full performance for the same or any similar breach or failure.

     8.20 Building "D" Lease. Also concurrent with the execution of the Lease,
          ------------------
Landlord and Tenant have executed that certain Building "D" Lease, attached hereto as Exhibit "G" and incorporated herein by this reference, whereby, in the
          -----------
event Tenant executes its rights hereunder and purchases the Property, Landlord shall lease Building "D", as the tenant, pursuant to the terms and provisions of the Building "D" Lease. The Building "D" Lease provides for the construction of Building "D" and for the allocation of the costs incurred in completing the construction of Building "D" and the improvements attendant thereto. In the event Landlord is unable to construct Building "D" as a result of governmental requirements or other circumstances, Landlord shall, at its election, so notify Tenant, and the Purchase Price for the Property shall be increased by the amount of the Building "D" Cash Consideration.

     8.21 Mutual Cooperation. Upon the closing of the acquisition of the
          ------------------
Property by Buyer, Buyer and Seller will cooperate and execute any other documents required in order to give effect to the transaction contemplated by this Agreement, including, but not limited to, the termination of the Building "A" and "B" Lease.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

         SELLER:               DIVERSIFIED EASTGATE VENTURE,
                               an Illinois general partnership

                               By:    Diversified Eastgate Pointe, LLC, a
                                      California limited liability company, Its
                                      General Partner


                                      By: ______________________________________
                                          Its:  Manager


                               By:    GFBP Partners, LLC,
                                      a California limited liability company,
                                      Its General Partner


                                      By: ______________________________________
                                          Its:  Manager


         BUYER:                ILLUMINA, INC.,
                               a Delaware corporation


                               By:    __________________________________________
                               Name:  Jay Flatley
                               Title: President & CEO


                               By:    __________________________________________
                               Name:  John R. Stuelpnagel
                               Title: Vice President, Business Development


                     [SIGNATURES PAGE TO OPTION AGREEMENT]

                                  EXHIBIT "A"
                                 -----------

                         LEGAL DESCRIPTION OF PROPERTY
                         -----------------------------

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SAN DIEGO, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1 THROUGH 3 INCLUSIVE OF PARCEL MAP 18286, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY JUNE 21, 1999.

                                 EXHIBIT "A"
                                 -----------

                                  EXHIBIT "A-1"
                                  -------------

                                  THE SITE PLAN
                                  -------------

                                EASTGATE POINTE
                                ---------------
                                   Site Plan

                                   [GRAPHIC]

                                 EXHIBIT "A-1"
                                 ------------
                                      -1-

                                  EXHIBIT "B"
                                  -----------

                             INTENTIONALLY OMITTED
                             ---------------------

                                  EXHIBIT "B"
                                  -----------

                                   EXHIBIT "C"
                                   -----------

RECORDING REQUESTED BY:



WHEN RECORDED, RETURN TO:

Dean E. Roeper, Esq.
Teel, Palmer & Roeper, LLP
8910 University Center Lane, Suite 630
San Diego, California  92122
--------------------------------------------------------------------------------
                                              (Space Above for Recorder's Use)

                         MEMORANDUM OF OPTION AGREEMENT
                         ------------------------------

         This MEMORANDUM OF OPTION AGREEMENT ("Memorandum") is effective as of July 6th, 2000, by and between DIVERSIFIED EASTGATE VENTURE, an Illinois general partnership ("Optionor"), and ILLUMINA, INC., a Delaware corporation ("Optionee").

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Grant of Option. Pursuant to that certain Option Agreement and Joint
            ---------------
Escrow Instructions of even date herewith ("Option Agreement"), Optionor has granted to Optionee the right to acquire ("Option") real property located in the City of San Diego, County of San Diego, State of California, more particularly described on Exhibit "A" attached hereto and made a part hereof.
             -----------

         2. Option Term. Optionee has the right to exercise the Option pursuant
            ------------
to the Option Agreement at any time prior to December 1, 2000, on the terms and conditions set forth in the Option Agreement. The acquisition of the Property must be closed no later than the Closing Date, as defined in the Option Agreement ("Closing Date"). In the event the acquisition is not so concluded by the Closing Date, and title not vested in Optionee, then this Memorandum and the Option it memorializes shall automatically terminate without any further action of the parties and shall be of no further force or effect. Said date may be further extended for certain reasons set forth in the Option Agreement.

         3. Purpose of Memorandum of Option. This Memorandum of Option is
            -------------------------------
executed for the purpose of being recorded, in order to give notice of the option. This Memorandum of Option is not a complete summary of the terms and conditions of the Option Agreement, and it is subject to, and shall not be used to interpret or modify, the Option Agreement.


                                   EXHIBIT "C"
                                   -----------

         The parties have entered into this Memorandum of Option Agreement as of the date first written above.

         OPTIONOR:              DIVERSIFIED EASTGATE VENTURE,
                                an Illinois general partnership


                                By:    Diversified Eastgate Pointe, LLC,
                                       a California limited liability company,
                                       Its General Partner


                                       By: _____________________________________
                                           Its: Manager


                                By:    GFBP Partners, LLC,
                                       a California limited liability company,
                                       Its General Partner


                                       By: _____________________________________
                                           Its: Manager


         OPTIONEE:              ILLUMINA, INC.,
                                a Delaware corporation


                                By:    _________________________________________
                                Name:  Jay Flatley
                                Title: President & CEO


                                By:    _________________________________________
                                Name:  John R. Stuelpnagel
                                Title: Vice President, Business Development


              [SIGNATURE PAGE TO MEMORANDUM OF OPTION AGREEMENT]

                                  EXHIBIT "C"
                                  -----------

STATE OF CALIFORNIA                         )
                                            )  ss.
COUNTY OF SAN DIEGO                         )

         On ____________________, before me, the undersigned, a Notary Public in and for said County and State, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to this instrument, and acknowledged to me that he executed it.

         WITNESS my hand and official seal.


                                           _____________________________________
                                           Notary Public in and for Said State







STATE OF CALIFORNIA                         )
                                            )  ss.
COUNTY OF SAN DIEGO                         )

         On ____________________, before me, the undersigned, a Notary Public in and for said County and State, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to this instrument, and acknowledged to me that he executed it.

         WITNESS my hand and official seal.


                                           _____________________________________
                                           Notary Public in and for Said State

                                  EXHIBIT "C"
                                  -----------

STATE OF CALIFORNIA                         )
                                            )  ss.
COUNTY OF SAN DIEGO                         )

         On ____________________, before me, the undersigned, a Notary Public in and for said County and State, personally appeared ____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to this instrument, and acknowledged to me that she executed it.

         WITNESS my hand and official seal.


                                           _____________________________________
                                           Notary Public in and for Said State

                                  EXHIBIT "C"
                                  -----------

                                   EXHIBIT "A"
                                   -----------

                      [TO MEMORANDUM OF OPTION AGREEMENT]

                          LEGAL DESCRIPTION OF PROPERTY
                          -----------------------------


                                  EXHIBIT "C"
                                  -----------

                                   EXHIBIT "D"
                                   -----------

                             CONSENT OF ESCROW AGENT
                             -----------------------

SELLER: DIVERSIFIED EASTGATE VENTURE, an Illinois general partnership


BUYER:                     ILLUMINA, INC., a Delaware corporation


ESCROW NO.:                _____________________________________________________

                           _____________________________________________________


         The undersigned ("Escrow Agent") hereby (1) acknowledges delivery of an Option Agreement and Joint Escrow Instructions ("Agreement") dated _______________ between the Seller and Buyer identified above; and (2) agrees to act as the Escrow Agent in accordance with the provisions of the Agreement.

         This Consent is executed on _______________ which shall constitute the "Opening of Escrow" pursuant to Section 3.2 of the Agreement.

         ESCROW AGENT:                CHICAGO TITLE INSURANCE COMPANY


                                      By: ____________________________________
                                          Escrow Officer


                                  EXHIBIT "D"
                                  -----------

                                  EXHIBIT "E"
                                  -----------

                           LIST OF DEVELOPMENT COSTS
                           -------------------------



                            DIVERSIFIED PROPERTIES
                               Development Costs
                                Eastgate Pointe
                              Towne Center Drive
                             San Diego, California

              HARD COSTS                                             Acres       Square Feet   Cost/Sq.Ft.   Est. Cost
      1       LAND ACQUISITION FROM DIV/ORIX VENTURE                 8.25            359,370       21.35     7,672,550
      2       CNB - LAND ACQ. AND INTEREST CARRY                                                               500,000
      3       BUILDING A - SHELL AND SITEWORK [Cold Shell + 2 elevators] 94 UBC       46,250       45.00     2,081,250
      4       BUILDING B - SHELL AND SITEWORK [Cold Shell + 2 elevators] 94 UBC       51,250       45.00     2,306,250
              TOTAL BLDGS A & B                                                       97,500
      5       TENANT IMPROVEMENTS [Bldgs A & B]                                       97,500      100.00     9,750,000
      6       BUILDING D / REC FACILITY - SHELL, T.I.'s AND SITEWORK                  11,000      125.00     1,375,000
      7       HARD COSTS CONTINGENCY                                                  97,500        1.50       146,250

      8       TOTAL HARD COSTS                                                                                           $23,831,300
              ----------------                                                                                           -----------

              SOFT COSTS
                                                                     Cost/Sq.Ft.  BLDG AREA
      9       ARCHITECTURAL & ENGINEERING                            3.35          97,500                      326,625
     10       ARCHITECTURAL & ENGINEERING           [Bldg C]         3.35          81,000                      271,350
     11       CIVIL/GEOTECH/ENVIRON.                                 0.60          97,500                       58,500
     12       CIVIL/GEOTECH/ENVIRON.                [Bldg C]         0.60          81,000                       48,600
     13       LEGAL                                                  0.95          97,500                       92,625
     14       TITLE FEES                                             0.16          97,500                       15,600
     15       TESTING & INSPECTIONS                                  0.25          97,500                       24,375
     16       CITY FEES                                              7.25          97,500                      706,875
     17       INSURANCE                                              0.20          97,500                       19,500
     18       DEVELOPMENT FEE                                        3.00          97,500                      292,500
     19       CONSTRUCTION MANAGEMENT FEE                            2.00          97,500                      195,000
     20       LEASING COMMISSIONS                                    8.00          97,500                      780,000
     21       LEASING COMMISSIONS                   [Bldg C]         8.00          81,000                      648,000
     22       REAL ESTATE TAXES DURING CONST.                        0.80          97,500                       78,000
     23       SOFT COSTS CONTINGENCY                                 2.00          97,500                      195,000

     24       TOTAL SOFT COSTS                                                                                           $3,752,550
              ----------------                                                                                           ----------

              TOTAL INTEREST AND FINANCING COSTS

     25       CONSTRUCTION LOAN FEE                 22,300,000                      1.00%                      223,000
     26       PERMANENT LOAN FEE                    24,000,000                      1.00%                      240,000
     27       CONSTRUCTION LOAN INTEREST                                                                     1,337,000

     28       TOTAL INTEREST AND FINANCING COSTS                                                                         $1,800,000
              ----------------------------------                                                                         ----------

                                                                                                                      --------------
     29       ESTIMATED TOTAL DEVELOPMENT COSTS                                                                         $29,383,850
              ---------------------------------                                                                       --------------

              The costs assigned to each line item are only estimates and are subject to change at Seller's election. Seller shall have the right, in its sole discretion, to move dollars amounts from any one or more line items to any of the other line items, provided that the Total Development Costs (Line Item 29) does not exceed the amount shown of $29,383,850.

                                  EXHIBIT "E"
                                  -----------

                                  EXHIBIT "F"
                                  -----------

                          EXISTING PERMITTED EXCEPTIONS
                          -----------------------------

1. PROPERTY TAXES, INCLUDING ANY ASSESSMENTS COLLECTED WITH TAXES, TO BE LEVIED FOR THE FISCAL YEAR 2000-2001 THAT ARE A LIEN NOT YET DUE.

2. THE LIEN OF SUPPLEMENTAL TAXES, IF ANY, ASSESSED PURSUANT TO THE PROVISIONS OF CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA, NO SUCH TAXES DUE AS OF THE DATE OF THE POLICY.

3. DISTRICT DIAGRAM OF NORTH UNIVERSITY CITY AMENDED DISTRICT DIAGRAM FACILITIES BENEFIT ASSESSMENT RECORDED AUGUST 11, 1989 AS FILE NO. 89-430632 AND JULY 27, 1990 AS FILE NO. 90-410256.

         NOTICE OF ASSESSMENT RECORDED OCTOBER 1, 1991 AS FILE NO. 1991-0506424, AND JUNE 4, 1992 AS FILE NO. 1992-0349303.

         DISTRICT DIAGRAM OF NORTH UNIVERSITY CITY AMENDED DISTRICT DIAGRAM FACILITIES BENEFIT ASSESSMENT RECORDED JUNE 4, 1992 AS FILE NO. 1992-0349304, AND AUGUST 9, 1994 AS FILE NO. 1994-0485272, ALL OF OFFICIAL RECORDS.

4. PLANNED INDUSTRIAL DEVELOPMENT/RESOURCE PROTECTION ORDINANCE PERMIT NUMBER 96-7756 AS GRANTED BY THE COUNCIL OF THE CITY OF SAN DIEGO TO EASTGATE ACRES, LLC, OWNER AND PERMITTEE, RECORDED SEPTEMBER 10, 1998 AS FILE NO. 1998-0574600 OF OFFICIAL RECORDS.

5. EASEMENTS FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SHOWN OR AS OFFERED FOR DEDICATION ON THE RECORDED MAP SHOWN BELOW.

         MAP OF:                     PARCEL MAP 18286
         EASEMENT PURPOSE:           DRAINAGE
         AFFECTS:                    PARCEL 3

         EASEMENT PURPOSE:           OPEN SPACE
         AFFECTS:                    PARCEL 4

         EASEMENT PURPOSE:           IRREVOCABLE OFFER TO DEDICATE PUBLIC STREET
         AFFECTS:                    PARCEL 2

6.       PROVISIONS, HEREIN RECITED, OF THE DEDICATION STATEMENT ON THE

         MAP OF:                THIS IS A MAP OF A PLANNED INDUSTRIAL
                                DEVELOPMENT PROJECT AS DEFINED IN SECTION
                                101.0462 OF THE SAN DIEGO MUNICIPAL CODE
         PROVISIONS:            WE HEREBY STATE THAT ACCESS EASEMENTS, FOR THE
                                BENEFIT OF THE OWNERS WILL BE PROVIDED BY
                                SEPARATE DOCUMENT RECORDED PRIOR TO THE SALE OF
                                THE FIRST UNIT WITHIN THIS MAP

                                  EXHIBIT "F"
                                  -----------

7. AN AGREEMENT BETWEEN THE CITY OF SAN DIEGO AND ORIX DIVERSIFIED EASTGATE VENTURE, AN ILLINOIS GENERAL PARTNERSHIP, OWNER, RECORDED SEPTEMBER 2, 1999 AS FILE NO. 1999-0608451 OF OFFICIAL RECORDS, RELATING TO THE INSTALLATION, MAINTENANCE AND POSSIBLE REMOVAL OF A BROW DITCH.

         AFFECTS: PARCEL 3.

8. AN AGREEMENT BETWEEN THE CITY OF SAN DIEGO AND ORIX EASTGATE I INC., AN ILLINOIS CORPORATION, OWNER, RECORDED SEPTEMBER 2, 1999 AS FILE NO. 1999-0608452 OF OFFICIAL RECORDS, RELATING TO THE INSTALLATION, MAINTENANCE AND POSSIBLE REMOVAL OF PRIVATE STORM DRAIN, PRIVATE SEWER MAIN AND PRIVATE SEWER FORCE MAIN.

         AFFECTS: PARCELS 1, 2 AND 3.

9. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

         GRANTED TO:           ORIX DIVERSIFIED EASTGATE VENTURE, A GENERAL
                               PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP
         PURPOSE:              WATER FACILITIES
         RECORDED:             OCTOBER 4, 1999 AS FILE NO. 1999-0672640 OF
                               OFFICIAL RECORDS
         AFFECTS:              THE ROUTE THEREOF AFFECTS A PORTION OF SAID LAND
                               AND IS MORE FULLY DESCRIBED IN SAID DOCUMENT.
                               (PARCELS 1, 2 AND 3)

         RESTRICTIONS ON THE USE, BY THE OWNERS OF SAID LAND, OF THE EASEMENT AREA AS PROVIDED IN THE DOCUMENT REFERRED TO ABOVE.

10. AN AGREEMENT BETWEEN THE CITY OF SAN DIEGO AND ORIX EASTGATE I, INC., AN ILLINOIS CORPORATION, OWNER, RECORDED DECEMBER 23, 1999 AS FILE NO. 1999-0829228 OF OFFICIAL RECORDS, RELATING TO THE INSTALLATION, MAINTENANCE AND POSSIBLE REMOVAL OF PRIVATE STORM DRAIN.

         AFFECTS: PARCEL 2.

11. AN EASEMENT FOR THE PURPOSE SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT

         GRANTED TO:           SAN DIEGO GAS AND ELECTRIC COMPANY
         PURPOSE:              PUBLIC UTILITIES, INGRESS AND EGRESS
         RECORDED:             FEBRUARY 11, 2000 AS FILE NO. 2000-0072755 OF
                               OFFICIAL RECORDS
         AFFECTS:              A STRIP OF LAND, INCLUDING ALL OF THE AREA LYING
                               BETWEEN THE EXTERIOR SIDELINES, WHICH SIDELINES
                               SHALL BE THREE (3) FEET, MEASURED AT RIGHT
                               ANGLES, ON EACH EXTERIOR SIDE OF EACH AND EVERY
                               FACILITY INSTALLED WITHIN SAID PROPERTY ON OR
                               BEFORE OCTOBER 1, 2000.

                               AFFECTS:PARCELS 1, 2 AND 3.

THE EXACT LOCATION AND EXTENT OF SAID EASEMENT IS NOT DISCLOSED OF RECORD.

                                  EXHIBIT "F"
                                  -----------

12. THAT CERTAIN "BUILDING D LEASE" BY AND BETWEEN MATSIX INVESTMENTS, INC., DBA DIVERSIFIED PROPERTIES, A CALIFORNIA CORPORATION, AS TENANT, AND ILLUMINA, INC., A DELAWARE CORPORATION, AS LANDLORD, DATED JULY __, 2000.

                                  EXHIBIT "F"
                                  -----------

                                  EXHIBIT "G"
                                  -----------

                              BUILDING "D" LEASE
                              ------------------

                                  EXHIBIT "G"
                                  -----------

                                  EXHIBIT "H"
                                  -----------

                        MEMORANDUM OF BUILDING "D" LEASE
                        --------------------------------

                                  EXHIBIT "H"
                                  -----------

                                  EXHIBIT "I"
                                  -----------

                         OPTION DEPOSIT DEED OF TRUST

                               (To Be Attached)

                                  EXHIBIT "I"
                                  -----------

                                   EXHIBIT "J"
                                   -----------

                       FORM OF REPAYMENT PROMISSORY NOTE

                               (To Be Attached)

                                  EXHIBIT "J"
                                  -----------
                                      -1-